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                                                                         Ex-10.S

               AMENDMENT NO. 2 TO THE LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 2 to the Loan and Security Agreement dated as of June 30, 1999 ("Amendment No. 2") by and between NAPCO SECURITY SYSTEMS, INC., a New York corporation having a place of business at 333 Bayview Avenue, Amityville, New York 11701 (the "Debtor") and HSBC BANK USA F/K/A MARINE MIDLAND BANK, having a place of business at 534 Broad Hollow Road, Melville, New York 11747 (the "Secured Party").

                               W I T N E S S E T H

     WHEREAS, as of May 12, 1997, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by amendment no. 1 to the loan and security agreement dated as of May 28, 1998, as may be amended from time to time (the "Agreement");

     WHEREAS, the Debtor has requested that the Secured Party extend the Termination Date, as set forth in the Agreement and the Secured Party has agreed to do so, in the manner set forth below, provided however, that, among other things, Debtor execute this Amendment No. 2.

     NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The definition of "Termination Date" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

                    "Termination Date" shall mean the earlier to occur of (a)
               November 30, 2000 or, if such day shall not be a Business Day, the next succeeding Business Day, or (b) upon the occurrence of an Event of Default.

     2. As an inducement to the Bank extending the Termination Date, Debtor represents and warrants to Secured Party that, as of the date of execution of this Amendment No. 2, (i) the representations and warranties set forth in
Article 4 of the Agreement and the representations and warranties of Debtor and any Third Party set forth in the other Transaction Documents to which any is a party are true and correct in all respects, (ii) no event has occurred and is continuing which constitutes an "Event of Default" under any of the Transaction Documents (as


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"Event of Default" is defined in each of those Transaction Documents"), and
(iii) Debtor is in compliance with the covenants set forth in Articles 9 and 10 of the Agreement.

     3. Debtor represents and warrants to Secured Party that there are no offsets, defenses or counterclaims to the payment of the indebtedness owing Secured Party, including the Advances, and to the continuing general security interest in the Collateral granted to Secured Party by Debtor as security for payment of the indebtedness, as fully described in the Agreement.

     4. Except as modified herein, all other provisions of the Agreement and the other Transaction Documents remain unmodified and are in full force and effect.

     5. This Amendment No. 2 shall be governed by the laws of the State of New York.


     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the day and year first above written.

                                          HSBC BANK USA F/K/A MARINE
                                          MIDLAND BANK


                                          By: /s/ Thomas J. Dionian
                                              Vice President




                                          NAPCO SECURITY SYSTEMS, INC.


                                          By: /s/ Kevin Buchel
                                              Senior Vice President

STATE OF NEW YORK
                  SS:
COUNTY OF SUFFOLK

On this 9th day of August, 1999, before me, the undersigned, a Notary Public in and for said State, personally came THOMAS J. DIONIAN, personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                          /s/ Antonella Stallone

                                              Notary Public



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STATE OF NEW YORK
                  SS:
COUNTY OF SUFFOLK

On this 9th day of August, 1999, before me, the undersigned, a Notary Public in and for said State, personally came KEVIN BUCHEL, personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                          /s/ Antonella Stallone

                                              Notary Public




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